SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported):   March 17, 2000


                   GOLD BANC CORPORATION, INC.
     (Exact name of registrant as specified in its charter)


    KANSAS                 0-28936                    48-1008593
(State or other     (Commission File Number)      (IRS Employer
 jurisdiction                                     Identification No.)
of incorporation)


     11301 Nall Avenue, Leawood, Kansas                66211
  (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (913)451-8050




                              None
  (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

     On March 17, 2000, Gold Banc Corporation, Inc. ("Gold Banc") entered into a Mutual Termination Agreement (the "Agreement") with Union Bankshares, Ltd. in which the parties agreed to terminate the Agreement and Plan of Reorganization, dated August 9, 1999, between the parties. On March 17, 2000, Gold Banc issued a press release (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference) announcing the execution of such Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBITS NO.        DESCRIPTION

        99.1          Press Release, issued March 17, 2000.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 17, 2000.


                                   GOLD BANC CORPORATION, INC.


                                   By:  /s/ Keith E. Bouchey
                                        Keith E. Bouchey,
                                        Secretary-Treasurer
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